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                                                                     Exhibit 23


CONSENT OF INDEPENDENT AUDITORS


Augat Inc.:

We consent to the incorporation by reference in Registration Statement Nos. 2-99933, 33-16549, 33-37833 and 33-65590 of Augat Inc. all on Form S-8 of our
report dated January 27, 1994 appearing in this Annual Report on Form 10-K of Augat Inc. and its subsidiaries for the year ended December 31, 1993.



DELOITTE & TOUCHE

Boston, Massachusetts
March 25, 1994